[Logo of Cagan McAfee Capital Partners, LLC]


                                                                    May 21, 2004


To the Board of Directors of Technology Acquisition Corporation,

We are pleased that Technology Acquisition Corporation, (the "Company") desires to engage Cagan McAfee Capital Partners, LLC, a merchant bank and M&A advisory firm, along with Morrie Tobin, an individual, (collectively "CMCP), as its financial advisor with respect to various matters involving the business of the Company (the "Advisory Services"). We look forward to working with you and your management team, and have set forth below the agreed upon terms of our involvement.


1.    SCOPE OF ENGAGEMENT

      As discussed, during the term hereof, CMCP will undertake certain Advisory Services on behalf of the Company, including:

      (a) Structuring and negotiating a potential merger and acquisition transaction involving the Company and a target operating company to be identified by CMCP, in which the Company would be merged with or acquire the target company (the "Merger Transaction"), with the surviving entity to continue the business of the Company. Any Merger Transaction shall be subject to the Company's approval (at the Company's sole discretion); and


2.    FEES AND EXPENSES.

      For the services provided hereunder, the parties agree to the following:

      (a) In consideration for CMCP's Advisory Services hereunder, the Company shall:

            (i) grant a fully paid retainer to CMCP 500,000 of the Company's common shares, par value $0.001, with a current fair market value of $0.04 per share. Such shares shall be allocated equally (250,000 shares each) to Cagan McAfee Capital Partner and Morrie Tobin.


3.    USE OF INFORMATION; FINANCING MATTERS.

      (a) The Company recognizes and confirms that in connection the Advisory Services, CMCP will be using publicly available and non-publicly available information, including information in reports and other materials provided by others, and information provided by the Company. The Company agrees to furnish or cause to be furnished to CMCP all necessary or appropriate information for use in CMCP's engagement. The Company warrants to CMCP that all information concerning the Company furnished to CMCP by the Company in connection with the Advisory


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            Services will be true and accurate in all material respects and will not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. CMCP does not assume responsibility for and may rely on, without independent verification, the accuracy and completeness of any non-publicly available information regarding the Company that is provided to CMCP by the Company. CMCP agrees to keep confidential any and all information provided by the Company that has been identified as confidential.

4.    CERTAIN ACKNOWLEDGEMENTS.

            The Company acknowledges that CMCP has been retained by the Company, and that the Company's engagement of CMCP is as an independent contractor. Neither this engagement, nor the delivery of any advice in connection with this engagement, is intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company) as against CMCP or our affiliates or their respective directors, officers, agents and employees. Upon prior written consent of the Company (which consent will not be unreasonably withheld) and approval by the Company of the text, proof and format thereof, CMCP may, at its own expense, place announcements or advertisements in financial newspapers and journals describing its services hereunder (provided such announcement or advertisement is made in a manner and contains only such information as would not violate federal or state securities laws).

            The Company also acknowledges that, subject to compliance with federal and state securities laws, CMCP may acquire free-trading or restricted shares or debt of the Company or the target public company either prior to or after a Merger Transaction. The Company also acknowledges that CMCP may also be a significant shareholder or retained advisor to entities involved with a Merger Transaction with the Company, and CMCP may make investments in or act as advisor to companies that later become strategic partners or customers of the Company. CMCP shall disclose to the Company in advance any potential or actual conflicts of interest CMCP has or may have in connection with any Merger Transaction or any other transaction contemplated by this agreement.

            The Company also acknowledges that CMCP's Advisory Services do not include the rendering of any legal services or opinions or the performance of any work that is in the ordinary purview of a Certified Public Accountant. All final decisions with respect to consulting, advise and services rendered by CMCP to the Company shall rest with the Company, and CMCP shall not have the authority to bind the Company to any obligation or commitment.


5.    INDEMNITY.

      CMCP and the Company have entered into a separate Indemnity Agreement, attached hereto as Exhibit B, of even date herewith, providing for mutual indemnification of each party in connection with CMCP's engagement hereunder, the terms of which are incorporated into this agreement in their entirety.


6.    TERM OF ENGAGEMENT.

      CMCP's engagement shall commence on the date hereof and shall continue in full force and effect until May 30, 2005 (the "Term"). Thereafter, the Term of this Agreement shall be automatically renewed for succeeding terms of one month each, unless at least 30 days before expiration of any


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      Term, either party shall give notice to the other of its intention not to renew this Agreement. The rights and obligations of the parties under this Section and Sections 3, 4, 5, 7, or 8, or in the separate letter agreement relating to indemnification, shall survive any termination of this agreement. All other rights and obligation of the parties shall cease on termination of this agreement, provided, however, that CMCP shall be entitled to receive reimbursement for any unpaid expenses as set forth herein, as applicable.


7.    LEGAL FEE REIMBURSEMENT.

      In addition to the Advisory Services performed by CMCP under this agreement, the parties agree that CMCP shall engage counsel to CMCP, to assist CMCP and the Company in preparing various corporate legal documents related to the Merger Transaction. The Company shall reimburse the reasonable fees and out-of-pocket expenses of special counsel for CMCP.


8.    MISCELLANEOUS.


      For purposes of this agreement, the term the "Company" as used herein shall, in the event that the Merger Transaction is consummated, mean and include the surviving entity with respect to any periods after consummation of the Merger Transaction. This agreement is governed by the laws of the State of California, without regard to conflicts of law principles, and will be binding upon and inure to the benefit of the Company, CMCP and their respective successors and assigns. Neither party may assign any of its rights, other than CMCP, without prior written consent of the other party to this Agreement, which consent may not be unreasonably withheld. In the event that the Company is acquired, is the non-surviving party in a merger, or sells all or substantially all of its assets, the Company agrees to use its best efforts to ensure that the transferee or surviving entity is bound by the provisions of this agreement. The parties shall submit all disputes relating to this Agreement (whether contract, tort or both) to binding arbitration in Santa Clara County, California, under the commercial rules then in effect of the American Arbitration Association and in accordance with California Code of Civil Procedure sections 1280 through 1994.2. Either party may enforce the award of an arbitrator under section 1285 of the Code. The parties understand that they are waiving their rights to a jury trial. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This agreement, and other agreements and exhibits referenced herein, constitute the final, complete and exclusive statement of terms of the agreement between the parties pertaining to the Advisory Services and supercedes all prior and contemporaneous understandings or commitments. No party has been induced to enter into this agreement by, nor is any party relying on, any representation or warranty outside those expressly set forth in this agreement. This agreement may be supplemented, amended or modified only by mutual written agreement of the parties. In the event that any provision of this agreement shall be held to be invalid, illegal, or unenforceable in any circumstances, the remaining provisions shall nevertheless remain in full force and effect and shall be construed as if the unenforceable portion or portions were deleted.


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We are pleased to accept this engagement and look forward to working with you.
Please confirm that the foregoing is in accordance with your understanding of our agreement by signing and returning to us a copy of this letter.

                             CAGAN MCAFEE CAPITAL PARTNERS, LLC


                             By:
                                 ------------------------------
                                    Laird Q. Cagan
                                    Managing Director


Accepted and agreed to as of the date set forth above:

TECHNOLOGY ACQUISITION CORPORATION


By:
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